SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ]  Confidential, For Use of the Commission
[X] Definitive Proxy Statement                    Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                            GRAYSON BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

--------------------------------------------------------------------------------

                            GRAYSON BANKSHARES, INC.








Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Grayson Bankshares, Inc. to be held on Tuesday, April 10, 2001 at 1:00 p.m. at the VFW Building, Klondike Road, Highway 58 West, Independence, Virginia.

         At the Annual Meeting, you will be asked to elect three directors for terms of three years each and one director for a term of two years. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                        Sincerely,



                                        Jacky K. Anderson
                                        President and Chief Executive Officer



Independence, Virginia
March 19, 2001

                            GRAYSON BANKSHARES, INC.
                              113 West Main Street
                          Independence, Virginia 24348

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

         The Annual Meeting of Shareholders (the "Annual Meeting") of Grayson Bankshares, Inc. (the "Company") will be held on Tuesday, April 10, 2001 at 1:00 p.m. at the VFW Building, Klondike Road, Highway 58 West, Independence, Virginia, for the following purposes:

         1. To elect three directors to serve for terms of three years each expiring at the 2004 annual meeting of shareholders and one director to serve for a term of two years expiring at the 2003 annual meeting of shareholders; and

         2. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on March 19, 2001, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                          By Order of the Board of Directors



                                          Brenda C. Smith
                                          Secretary


March 19, 2001

                            GRAYSON BANKSHARES, INC.
                              113 West Main Street
                          Independence, Virginia 24348



                                 PROXY STATEMENT


                                     GENERAL

         This Proxy Statement is furnished to holders of the common stock, par value $1.25 per share ("Common Stock"), of Grayson Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 10, 2001 at 1:00 p.m. at the VFW Building, Klondike Road, Highway 58 West, Independence, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 19, 2001 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 19, 2001, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,718,968 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to serve for terms of three years each, and one director is to be elected to serve for a term of two years. Five other directors have been elected to terms that end in either 2002 or 2003, as indicated below.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or of The Grayson National Bank (the "Bank") prior to the formation of the Company in 1992:

                              Nominees for Election
                           for Terms Expiring in 2004

         Dr. Julian L. Givens, 69, has been Chairman of the Board of the Company since 1992 and of the Bank since 1987, and he has been a director since 1972. Dr. Givens is a retired physician.

         Jean W. Lindsey, 59, has been a director since 1985. She is a pharmacist and owner of Walter's Drug, Inc., in Independence, Virginia.

         Carl J. Richardson, 55, has been a director since 1976. He served as President and Chief Executive Officer of the Bank from 1991 to 2000 and of the Company from 1992 to 2000. Mr. Richardson was employed by the Bank from 1965 to 2000.

                              Nominees for Election
                            for Term Expiring in 2003

         Dennis B. Gambill, 42, has been a director since November 2000. He was employed by the Bank in January 1999 and served as a Vice President through July 2000. In July 2000, Mr. Gambill was named Executive Vice President of the Bank. Previously, Mr. Gambill was a Vice President with First Community Bancshares, Inc. and Blue Ridge Bank.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                           Incumbent Directors Serving
                           for Terms Expiring in 2002

         Jacky K. Anderson, 48, has been President and Chief Executive Officer of the Company and the Bank since July 2000 and a director since 1992. He served as Vice President of the Company from 1992 to 2000 and as Executive Vice President of the Bank from 1991 to 2000. Mr. Anderson has been employed by the Bank since 1971.

         Fred B. Jones, 65, has been a director since 1992. Mr. Jones owns and operates a farm in Grayson County.

         J. David Vaughan, 32, has been a director since 1999. He is Senior Vice President of Vaughan Furniture, Incorporated, a furniture manufacturer located in Galax, Virginia.

                           Incumbent Directors Serving
                           for Terms Expiring in 2003

         Jack E. Guynn, Jr., 43, has been a director since 1995. He is a co-owner of Guynn Enterprises, which owns and operates retail furniture outlets and funeral homes in Grayson County and surrounding areas.

         Charles T. Sturgill, 56, has been a director since 1995. He has been Vice Chairman of the Company and the Bank since 1998. Mr. Sturgill is the Clerk of Circuit Court of Grayson County, Virginia.

                    Executive Officers Who Are Not Directors

         Curtis A. Jennings, 50, was appointed Senior Vice President of the Bank in July 2000. Prior to that time, Mr. Jennings served as a Vice President and has been employed by the Bank since 1979.

         Brenda C. Smith, 44, has served as Secretary of the Company since its inception in 1992. Prior to that time, she served as Secretary of the Bank beginning in 1989. She is currently a Senior Vice President and personnel manager of the Bank and has been employed by the Bank since 1979.

         Blake M. Edwards, Jr., 35, began working for the Bank as Chief Financial Officer in June 1999. Prior to that time, he worked with Larrowe & Company, PLC, a public accounting firm specializing in audits of community banks.

                        Security Ownership of Management

         The following table sets forth information as of March 16, 2001 regarding the number of shares of Common Stock beneficially owned by each director, by the executive officer named in the summary compensation table in
Item 6 below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                               Common Stock          Percentage
    Name                                    Beneficially Owned      of Class (%)
    ----                                    ------------------      ------------

    Jacky K. Anderson                              3,645                 *
    Julian L. Givens                              10,520                 *
    Jack E. Guynn, Jr.                             3,050                 *
    Fred B. Jones                                  3,100                 *
    Jean W. Lindsey                               10,356                 *
    Carl J. Richardson                            15,000                 *
    Charles T. Sturgill                            3,423                 *
    Dennis B. Gambill                              1,400                 *
    John David Vaughan                             1,734                 *

    All present executive officers and
      directors as a group (12 persons)           53,033                3.1

______________________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

                 Security Ownership of Certain Beneficial Owners

         The following table sets forth information as of March 16, 2001 regarding the number of shares of Common Stock beneficially owned by all persons who, to the Company's knowledge, own five percent or more of the outstanding shares of Common Stock.

                                             Common Stock            Percentage
Name and Address                          Beneficially Owned        of Class (%)
----------------                          ------------------        ------------

Jacqueline Peer                                 175,631                 10.2
Post Office Box 15
Mouth of Wilson, Virginia  24363

Nancy M. and Ernest W. Stone                    108,603                  6.3
46 Willowshade Lane
Elk Creek, Virginia  24326

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers, directors and 10% shareholder were complied with, except that the 10% shareholder inadvertently filed late a Form 3.

                    The Board of Directors and its Committees

         There were 13 meetings of the Board of Directors in 2000. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2000.

         The Board of Directors has both an Audit Committee and a Salary Committee.

         The Audit Committee consists of Jack E. Guynn, Jr., Fred B. Jones, and Charles T. Sturgill. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of the Company's independent auditors, internal auditor and federal examiners. The Audit Committee met four times during the year ended December 31, 2000. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Salary Committee consists of Dr. Julian L. Givens, Jean W. Lindsey, and Carl J. Richardson. The Salary Committee serves as the Company's compensation committee and reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. The Salary Committee met two times during the year ended December 31, 2000. Additional information with respect to the Salary Committee is discussed below under "Salary Committee Report on Executive Compensation."

         The Company does not have a standing nomination committee.

                      COMPENSATION AND RELATED TRANSACTIONS

                              Director Compensation

         The Chairman of the Board of Directors of the Company receives directors' fees of $350 per month and all other directors receive $300 per month. Additionally, $50 is paid for each committee meeting attended. Directors may elect to defer said fees in accordance with a deferred compensation plan discussed below.

                             Executive Compensation

         The following table sets forth information regarding compensation paid in 2000 and 1999 to the past and current President and Chief Executive Officer of the Company and the Bank. No other officers of the Company or the Bank received compensation in excess of $100,000. Officers of the Company receive their salary from the Bank.

                           Summary Compensation Table

                                                             Annual Compensation
                                                             -------------------
               Name and                                                                        All Other
          Principal Position             Year           Salary ($)        Bonus ($)         Compensation ($)
          ------------------             ----           ----------        ---------         ----------------
Jacky K. Anderson                        2000             97,885              0                   4,500*
President and Chief Executive            1999             75,643             9,200                4,500*
   Officer (1)

Carl J. Richardson                       2000             93,471              0                     0
Former President and Chief               1999            112,000            10,400               12,000*
   Executive Officer (2)

__________________
* Represents salary deferred pursuant to a deferred compensation agreement discussed below.

(1) Mr. Anderson became President and Chief Executive Officer of the Company and the Bank on July 1, 2000. Prior to that time, he served as Vice President of the Company and Executive Vice President of the Bank.
(2) Mr. Richardson retired as President and Chief Executive Officer of the Company and the Bank on July 1, 2000.

                                  Stock Options

         No stock options were granted to the named executive officers during the fiscal year ended December 31, 2000. In addition, no options were exercised during the fiscal year ended December 31, 2000 or held at December 31, 2000 by the named executive officers.

                           Deferred Compensation Plan

         Effective December 1, 1987, the Board approved and established a deferred compensation plan for Directors and certain Executive Officers. Participants may contribute up to 100% of directors' fees, or, up to 10% of annual salaries to the plan. Under plan provisions aggregate annual payments ranging from $1,992 to $61,044 are payable for ten years certain, generally beginning at age 65. Reduced benefits apply in cases of early retirement or death prior to the benefit date, as defined. Liability accrued for compensation deferred under the plan amounted to $496,765 at December 31, 2000. The Bank is owner and beneficiary of life insurance policies on directors and officers participating in this plan.

                          Defined Benefit Pension Plan

         The Bank has a qualified noncontributory, defined benefit pension plan which covers substantially all of its employees. All employees who have reached age 21 with one year of service are eligible. The benefits are primarily based on years of service and average earnings for the participants' final five years of employment. Participants are fully vested in the plan after five years of service.

                Salary Committee Report on Executive Compensation

         The Salary Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation.

         The Committee, which is composed of non-employee Directors of the Company and the Bank listed below, recommends to the Board of Directors (the "Board") the annual salary levels to be paid to the executive officers of the Company and the Bank. The Committee also makes recommendations to the Board regarding any other compensation-related matters.

         The Committee has developed and implemented compensation policies and plans that seek to enhance the profitability of the Company and maximize shareholder value by aligning closely the financial interests of its senior officers with those of its shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities.

         The sole component of the compensation of executive officers of the Company and the Bank is salary paid by the Bank. The Company's program for executive officers currently does not include any bonus or other incentive program directly linking executive compensation to specific performance of the Company. However, the performance of the Company, in general, is considered in determining the amount of annual salary increases. The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities.

         The Committee approves the Chief Executive Officer's annual salary based on the above criteria and its assessment of both the Chief Executive Officer's past performance and expected future contributions in leading the Company and the Bank. In addition to the internal measures above, the Board also reviews the financial performance of the Company in relation to peer group averages. A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

                         Members of the Salary Committee
                              Dr. Julian L. Givens
                                 Jean W. Lindsey
                               Carl J. Richardson

           Compensation Committee Interlocks and Insider Participation

         Carl J. Richardson retired as President and Chief Executive Officer of the Company and the Bank on July 1, 2000. Mr. Richardson was appointed to the Salary Committee after his retirement.

                          Transactions with Management

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company and, the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2000 totaled $2,167,561 or 11.0% of the Company's equity capital at that date.

         There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

                                STOCK PERFORMANCE

         The Common Stock is not listed on any exchange or quoted on the Nasdaq Stock Market. Shares of Common Stock have periodically been sold in a limited number of privately negotiated transactions. The following graph compares the cumulative total return to the shareholders of the Company, based on transactions known to the Company, for the last five fiscal years with the total return on the S&P 500 Index and the SNL <$500M Bank Index, as reported by SNL Securities LC, assuming an investment of $100 in the Company's common stock on December 31, 1995, and the reinvestment of dividends.


                              [PERFORMANCE GRAPH]

                                                              Period Ending
                                ------------------------------------------------------------------------
Index                              12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
--------------------------------------------------------------------------------------------------------
Grayson Bankshares, Inc.            100.00      173.03      221.46      276.89      327.37      331.16
S&P 500                             100.00      122.86      163.86      210.64      254.97      231.74
SNL <$500M Bank Index               100.00      128.71      219.41      200.34      185.44      178.90

                                AUDIT INFORMATION

                                     General

         The Board of Directors has appointed the firm of Larrowe & Company, PLC as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Larrowe & Company, PLC has audited the financial statements of the Company and the Bank for over five years. Representatives of Larrowe & Company, PLC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                     Fees of Independent Public Accountants

         As the Company's independent accountants for 2000, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as further described below. None of the hours expended on Larrowe & Company, PLC's audit of the Company's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Company's Audit Committee has considered whether Larrowe & Company, PLC's provision of non-audit services is compatible with maintaining its independence.

         Audit Fees. Larrowe & Company, PLC audited the Company's annual financial statements included in its 2000 Annual Report on Form 10-K and, during 2000, it reviewed the financial statements included in the Company's Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to the Company for those services was $29,940.

         Financial Information System Design and Implementation Fees. During 2000, Larrowe & Company, PLC provided no services related to financial information systems design and implementation.

         All Other Fees. In addition to the services listed above, during 2000, Larrowe & Company, PLC provided a number of other services to the Company for which the aggregate amount of fees billed to the Company was $6,800.

                             Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee of the Board is responsible for providing independent, objective oversight of these processes on behalf of the Board of Directors. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as that term is defined in the listing standards of the National Association of Securities Dealers. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix "A".

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1

(Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                         Members of the Audit Committee
                          Jack E. Guynn, Jr., Chairman
                                  Fred B. Jones
                               Charles T. Sturgill


                PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 113 West Main Street, Independence, Virginia 24348, no later than November 19, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2002 annual meeting of shareholders on April 9, 2002.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2002 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2002 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 9, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 8, 2002 and no earlier than January 9, 2002.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2000 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO BLAKE M. EDWARDS, JR., CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS 113 WEST MAIN STREET, INDEPENDENCE, VIRGINIA 24348. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                                                       Exhibit A

                              GRAYSON NATIONAL BANK

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                December 11, 2000

                                   I. PURPOSE
                                   ----------

         The primary purpose of the Audit Committee of the Board of Directors of Grayson National Bank is to provide independent and objective oversight of the accounting functions and internal controls of Grayson National Bank, its subsidiaries and affiliates (as applicable), and to ensure the objectivity of their financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and the senior internal audit officer. The Committee shall also review and advise the Board with respect to the Bank's risk management policies, and tax policies.

                                  II. FUNCTIONS
                                  -------------

         The Audit Committee shall perform the following functions:

1. Independent Accountants. Recommend to the Board the firm to be employed by the Bank as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

2. Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee shall also review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in the Bank's accounting practices or controls.

3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Bank's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4. Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require the Bank's counsel to circulate a questionnaire to evaluate the Bank's compliance with banking, financial disclosure and accounting laws.

5. Financial Disclosure Documents. Review with management and the independent accountants the Bank's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission (or the Bank's primary Federal securities regulator), or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Bank's filing on Form 10-K (or Form 10-KSB). The review shall include any significant problems and material disputes between management and the independent accountants out of management's presence of the quality of the Bank's accounting principles as applied in its financial reporting, the clarity of the Bank's financial disclosures and degree of aggressiveness or conservatism of the Bank's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

6. Internal Control System. Review with management and internal auditors the Bank's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

7. Ethical Environment. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

8. Oversight of Executive Officers and Directors and Conflicts of Interest. Review significant conflicts of interest involving directors or executive officers. The Committee shall review compliance with Bank policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee shall review executive officers' and directors' loan and deposit relationships and consider the results of any review of these areas by the internal auditors or the independent accountant. The Committee also shall review significant questionable or illegal payments.

9. Oversight of Independent Accountant. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Bank. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

10. Adequacy of Personnel. Review periodically the adequacy of the Bank's accounting, financial, and auditing personnel resources.

11. Risk Management. Review and evaluate risk management policies in light of the Bank's business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Bank's investment and derivatives risk management policies, including the internal system to review operational risks, credit risks, interest rate risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

12. Tax Policies. Review periodically the Bank's tax policies and any pending audits or assessments.

13. Offerings of Securities. Perform appropriate due diligence on behalf of the Board of Directors with respect to the Bank's offerings of securities.

14. Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

         The Committee's function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank's accounting practices, or to define the standards to be used in preparation of the Bank's financial statements.

                        III. COMPOSITION AND INDEPENDENCE
                        ---------------------------------

         The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Bank's independent accountants.

         In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the committee Chairman, and in the case where the Committee chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

                             IV. QUORUM AND MEETINGS
                             -----------------------

         A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Bank's Form 10-Q (or Form 10-QSB). This report may be received on behalf of the Committee by the Committee Chair (as permitted by SEC regulations) and reported to the full Committee at its next scheduled meeting. The Committee shall meet on a quarterly basis. Meetings shall be scheduled at the directions of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                   V. REPORTS
                                   ----------

         The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

         The Committee shall report to shareholders in the Bank's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

                               VI. OTHER AUTHORITY
                               -------------------

         The Committee is authorized to confer with Bank management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

         The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

                            Grayson Bankshares, Inc.
                 Annual Meeting of Shareholders - April 10, 2001

               Proxy Solicited on Behalf of the Board of Directors
               ---------------------------------------------------

         The undersigned hereby appoints Jack E. Guynn, Jr. and Charles T. Sturgill, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Grayson Bankshares, Inc., a Virginia corporation (the "Corporation"), to be held at the VFW Building, Klondike Road, Highway 58 West, Independence, Virginia, on April 10, 2001 at 1:00 p.m., local time, or any adjournments thereof, for the following purposes:

         1.   To elect as directors the four persons listed as nominees below.
              [  ]  FOR nominees listed below                     [  ]  WITHHOLD AUTHORITY to
                    (except as written on the line below)               vote for all nominees listed below


                    For Terms Expiring in 2004                          For Term Expiring in 2003

                       Dr. Julian L. Givens                                  Dennis B. Gambill
                         Jean W. Lindsey
                        Carl J. Richardson

              (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)

              __________________________________________________________________


         2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.


____________________________________     _______________________________________
           Printed Name                                 Signature


                                         _______________________________________
                                                        Signature


          [INSERT LABEL]                 Dated: ___/___/01

                                         (If signing as Attorney, Administrator,
                                         Executor,  Guardian or Trustee,  please
                                         add your title as such.)

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY


PLEASE CHECK ONE:

         I WILL ___ WILL NOT ___ BE ATTENDING THE MEETING.